Exhibit 99.2

MALLINCKRODT PLC

(in the process of changing its name to Keenova Therapeutics plc)

(the “Company”)

College Business & Technology Park
Cruiserath,

Blanchardstown,
Dublin 15,

Ireland

NOTICE OF INTENTION TO REDEEM 2025 PREFERRED SHARES OF THE COMPANY

To: The Holders of the 2025 Preferred Shares (as defined below) as at the Record Date (as defined below)

Date: October 24, 2025

Dear Holders,

1.	We refer to the 2025 Preferred Shares of the Company of USD$0.001 each issued on or around October 10, 2025 (the “2025 Preferred Shares”), governed by the terms adopted pursuant to the resolutions of the board of directors of the Company on September 10, 2025 (the “Terms”), as filed with the Companies Registration Office of Ireland, a copy of which is available on the Company’s investor relations website at https://ir.mallinckrodt.com/financial-information/sec-filings.

2.	This notice constitutes a Notice of Intention to Redeem within the meaning of the Terms, and this notice shall be construed in accordance with the Terms, including the expressions defined therein, unless otherwise defined herein or in Appendix 1 hereto.

3.	The Company hereby gives notice of its intention to redeem, by way of share redemption pursuant to the provisions of Section 105 of the Companies Act 2014 and pursuant to Article 3(d) of the Company’s articles of association, the entire issued 2025 Preferred Share capital of the Company, comprising 1,796,196,578,472 2025 Preferred Shares (the “Intended Redemption”) on the proposed terms set out in this Notice of Intention to Redeem, including as follows:

3.1	Shares to be Redeemed: The Intended Redemption is intended to be for the entire issued share capital of 2025 Preferred Shares, comprising 1,796,196,578,472 2025 Preferred Shares;

3.2	Record Date: The “Record Date” for determining holders of 2025 Preferred Shares entitled to receive the Redemption Consideration shall be 5.30 pm (United States Eastern Standard Time) on October 27, 2025 (such date being the Redemption Record Date within the meaning of the Terms);

3.3	Redemption Date: The proposed date of the consummation of the Intended Redemption shall be November 10, 2025 or such other date as determined by the board of directors of the Company in its sole and absolute discretion and either (a) included in the Redemption Notice or (b) where the time specified in (a) would result in an Effective Time less than 12 hours after the time of issuance of the Redemption Notice, included in a notice notified on the website of the Company not less than 12 hours prior to the Effective Time (the “Redemption Date”) (such date being the Redemption Closing Date within the meaning of the Terms);

3.4	Effective Time: The “Effective Time” of the Intended Redemption shall be 5.30pm on the Redemption Date (United States Eastern Standard Time) or such other time on the Redemption Date as is approved by the Board;

3.5	Redemption: At the Effective Time, the Company intends to redeem the 2025 Preferred Shares, free and clear of all liens, claims, charges, mortgages, pledges, options, licenses, sublicenses, security interests, restrictions or other encumbrances of any kind, upon which the 2025 Preferred Shares shall automatically be cancelled and no longer outstanding;

3.6	Redemption Consideration: In consideration of the Intended Redemption of the 2025 Preferred Shares, the Company intends that each Record Holder shall receive the Redemption Consideration at the Effective Time. The Company intends that the “Redemption Consideration” shall be the right to receive (i) the Base Proceeds, plus (ii) the Excess Proceeds (if any), in each case, subject to compliance with, and satisfaction of, the Certification Procedures and the Redemption Notice (being the Redemption Consideration within the meaning of the Terms);

3.7	Compliance with Certification Procedures: Whether or not the Certification Procedures have been complied with and satisfied, whether in a specified case or as a general principle, shall be determined in the sole and absolute discretion of the Company. Where the Company or the Redemption Agent is not satisfied for any reason as to the completeness, accuracy or veracity of a Certification Form or that a completed Certification Form has not accurately, sufficiently or fully served to verify the status of the applicable Record Holder or Street Name Holder, such as to determine whether or not the Record Holder is a Qualified Shareholder or a Non-Qualified Shareholder (as the case may be), or where the Company or the Redemption Agent is not (in its absolute discretion) satisfied as to the completeness, accuracy or veracity of any certification, representation, warranty or statement made in a Certification Form (including in respect of whether or not any relevant person is a qualified institutional buyer (a “Qualified Institutional Buyer” as defined in Rule 144A under the Securities Act), an institutional accredited investor (an “accredited investor” as defined in clauses (1), (2), (3), (7), (8), (9), (12) and (13) of Rule 501(a) under the Securities Act) or a director or officer of the Company or SpinCo who is also an accredited investor (as defined in Rule 501(a) under the Securities Act)), the Certification Form may (i) be rejected or queried by the Company or the Redemption Agent, and the Certification Procedures shall not be deemed to have been satisfied in respect of such Certification Form or (ii) be modified by the Company or the Redemption Agent (in its absolute discretion);

3.8	Amendment of Certification Procedures: The Company may amend the Certification Procedures at any time, including after the Effective Time, but no such amendment shall affect the validity of any allocation of SpinCo Shares or cash payments prior to such amendment to Qualified Shareholders or Non-Qualified Shareholders satisfying the Certification Procedures at the time of allocation;

3.9	Compliance with Certification Procedures prior to the Pre-Redemption Notification Deadline: To receive the aggregate Base Proceeds to which they are entitled pursuant to the Intended Redemption at or promptly following the Effective Time, Qualified Shareholders and Non-Qualified Shareholders (and, as applicable, Record Holders that are brokers, banks or similar organizations receiving Base Proceeds for the benefit of a Qualified Shareholder or Non-Qualified Shareholder) must have complied with and satisfied the applicable Certification Procedures no later than 5.30pm (United States Eastern Standard Time ) on the business day (by reference to business days in the United States) before the Redemption Date (the “Pre-Redemption Notification Deadline”);

3.10	Escrow: Any SpinCo Shares not allocated to Qualified Shareholders at the Effective Time (and not otherwise allocated previously pursuant to an Interim Excess Determination (as defined below)) shall be delivered to the Escrow Account;

3.11	Compliance with Certification Procedures during the Escrow Period: During the Escrow Period, Qualified Shareholders and Non-Qualified Shareholders that did not comply with the applicable Certification Procedures by the Pre-Redemption Notification Deadline shall be entitled to receive the aggregate Base Proceeds to which they are entitled upon compliance with and satisfaction of the applicable Certification Procedures (including, where applicable, the satisfaction of the applicable Certification Procedures by any Record Holder that is a broker, bank or similar organization receiving Base Proceeds for the benefit of a Qualified Shareholder or Non-Qualified Shareholder). The Redemption Agent shall promptly make allocations from the Escrow Account or cash payments (as applicable) to such Qualified Shareholders and Non-Qualified Shareholders that have complied with and satisfied the applicable Certification Procedures during the Escrow Period (or that returned a Certification Form after the Pre-Redemption Notification Deadline and prior to the Effective Time) (and, in each case, where an applicable Record Holder that is a broker, bank or similar organization receiving Base Proceeds for the benefit of a Qualified Shareholder or Non-Qualified Shareholder has complied with and satisfied the applicable Certification Procedures);

3.12	Expiry Date: The “Expiry Date” shall be 11:59 p.m., United States Eastern Standard Time on the twelve month anniversary of the Redemption Date, being the Expiry Date within the meaning of the Terms. Promptly following the Expiry Date:

(a)	the Redemption Agent shall allocate any Excess SpinCo Shares remaining in the Escrow Account among the Qualified Shareholders as of immediately prior to the Expiry Date in accordance with their entitlement to Excess Proceeds to the extent not previously so allocated (including pursuant to any Interim Excess Determination) (the “Final Stock Allocation”); and

(b)	the Redemption Agent shall promptly make the cash payment to all Non-Qualified Shareholders as of immediately prior to the Expiry Date in accordance with their entitlement to Excess Proceeds to the extent not previously so paid (including pursuant to any Interim Excess Determination);

3.13	Lapse: The right to receive Base Proceeds and/or Excess Proceeds, or any other consideration, shall irrevocably expire and lapse in the case of Record Holders (and/or any Street Name Holders identified by such Record Holders) that have not complied with or satisfied the applicable Certification Procedures prior to the Expiry Date, and any such right to receive Base Proceeds and/or Excess Proceeds, or any other consideration, will irrevocably be forfeited at such time, and such expiry, lapse and forfeiture shall not affect the validity of the Intended Redemption or result in the Redemption Consideration not constituting good and valuable consideration for the Intended Redemption of the 2025 Preferred Shares of such persons, and neither the Company nor SpinCo, nor any of their respective affiliates or Representatives, shall have any liability with respect thereto;

3.14	Interim Excess Determination: At any time following the Pre-Redemption Notification Deadline (including prior to the Effective Time) but prior to the Expiry Date, the Company may make a determination (by reference to the Qualified Shareholders and Non-Qualified Shareholders (and, where applicable, Record Holders that are brokers, banks or similar organizations receiving Interim Excess Proceeds for the benefit of Qualified Shareholders or Non-Qualified Shareholders) that have complied with and satisfied the Certification Procedures prior to the time of such determination) that a specified amount of Excess Proceeds has been established with certainty that will be due as part (or full) discharge of the entitlements pursuant to the Excess Proceeds, notwithstanding that the Escrow Period has not expired, and in such circumstances the Company may direct an interim discharge of part or all (as the case may be) of the Excess Proceeds in the amount specified in its determination (the “Interim Excess Proceeds” and the “Interim Excess Determination”, respectively) and where such a determination is made, paragraph 3.12 shall apply to the allocation and payment of the Interim Excess Proceeds as if references in that paragraph to Excess Proceeds were to Interim Excess Proceeds and as if the time for allocation or payment is the time as set out in the Interim Excess Determination or as otherwise agreed by the Company and the Redemption Agent. The decision as to whether to issue any (or no) Interim Excess Determinations shall be at the sole and absolute discretion of the Company. The Company may elect to issue more than one Interim Excess Determination. The Company may issue an Interim Excess Determination to coincide with the allocation of the relevant Interim Excess Proceeds at the Effective Time (by reference to the Qualified Shareholders and Non-Qualified Shareholders (and, where applicable, Record Holders that are brokers, banks or similar organizations receiving Interim Excess Proceeds for the benefit of Qualified Shareholders or Non-Qualified Shareholders) that have complied with and satisfied the Certification Procedures prior to the Pre-Redemption Notification Deadline), in which case such Interim Excess Proceeds shall be allocated and/or paid to the relevant Qualified Shareholders and Non-Qualified Shareholders at the same time as the Base Proceeds are allocated and/or paid at the Effective Time. For the avoidance of doubt, any allocation or payment of Interim Excess Proceeds constitutes a discharge of the obligations to allocate/pay Excess Proceeds to the extent of the Interim Excess Proceeds so allocated or paid, and no amount shall be double counted in any entitlement to Excess Proceeds where discharged in whole or in part by Interim Excess Proceeds;

3.15	Fractional Shares: Notwithstanding anything to the contrary herein, no fractional SpinCo Shares will be allocated or credited to book-entry accounts in connection with the Intended Redemption, nor will any cash payments be made in lieu of any such fractional share interests, and any such fractional share interests to which a Qualified Shareholder would otherwise be entitled shall not entitle such Record Holder to vote or to any other rights as a stockholder of SpinCo. If there are Excess SpinCo Shares in the Escrow Account representing fractional interests that cannot be allocated after the expiration of the Escrow Period pursuant to the Final Stock Allocation, then SpinCo shall take such action as it deems necessary to cancel such Excess SpinCo Shares;

3.16	No Assignment: The Redemption Consideration is not assignable, and no Record Holder may assign its rights to the Redemption Consideration without the express prior written consent of the Company or as expressly permitted pursuant to the Certification Procedures.

4.	For the avoidance of doubt, the Redemption Consideration comprises the right as set out in paragraph 3.6 above (as distinct from the receipt of the Base Proceeds or the Excess Proceeds themselves), which is subject in all respects to compliance with, and satisfaction of, the Certification Procedures and the Redemption Notice, and accrues and is paid and discharged in full for all purposes at the Effective Time (irrespective of when or if the Base Proceeds and/or Excess Proceeds are allocated or paid to the relevant recipient thereof), and shall constitute good and valuable consideration for the Intended Redemption at the Effective Time (and the sole entitlement to consideration in respect of the Intended Redemption) irrespective of whether or not the Certification Procedures are complied with and satisfied by the relevant recipient thereof, or the time that such Certification Procedures are complied with and satisfied (including if complied with and satisfied after the Pre-Redemption Notification Deadline or after the Effective Time), and any subsequent lapse or expiry of such right, due to non-compliance with, or non-satisfaction of, the Certification Procedures in the time required or otherwise, shall not in any way affect the effectiveness of the Intended Redemption at the Effective Time or the position of such right as good and valuable consideration for the Intended Redemption irrespective of whether or not the right comprised by the Redemption Consideration results in the person entitled to such right receiving Base Proceeds or Excess Proceeds.

5.	The Company may, at any time and from time to time until the consummation of the Intended Redemption, modify or change the terms of the Intended Redemption in accordance with the Company’s articles of association, the 2025 Preferred Shares Terms and the Companies Act 2014, including by accelerating or delaying the timing of the consummation of all or part of the Intended Redemption or by amending the Redemption Consideration.

6.	The Company is not obligated to proceed with the Intended Redemption and the board of directors of the Company may abandon the Intended Redemption at any time prior to the Redemption Date. If the Company is to proceed with the Intended Redemption on the Redemption Date, a notice of redemption (being a Redemption Notice within the meaning of the Terms) will be sent to all holders of 2025 Preferred Shares effecting the Intended Redemption (a “Redemption Notice”, being a Redemption Notice within the meaning of the Terms). The Intended Redemption is conditional on the issuance of the Redemption Notice and is subject always to the terms of such Redemption Notice. This Notice of Intention to Redeem is not a Redemption Notice.

7.	For the avoidance of doubt, (i) the Company shall have no liability to any person for the value of SpinCo differing in any respect from the SpinCo Value (or the Valuation Advice), whether at any time before, on or subsequent to the SpinCo Value (or Valuation Advice) being established, and (ii) any entitlements to cash payments of Non-Qualified Shareholders shall not be subject to adjustment or fluctuation by reason of the value of SpinCo at any time (whether before, on or subsequent to the SpinCo Value (or the Valuation Advice) being established) being greater or lesser than the SpinCo Value (or the Valuation Advice), and neither the Company or SpinCo, nor any of their respective affiliates or Representatives, shall have any liability for any such difference, adjustment or fluctuation.

8.	Notwithstanding anything herein to the contrary, the Company, the Redemption Agent and any other applicable withholding agent shall be entitled to deduct and withhold with respect to any consideration payable pursuant to the Intended Redemption such amounts as it is required to deduct or withhold with respect to the making of such payment under any applicable tax Law. To the extent that any amounts are so deducted or withheld, such amounts shall be treated for all purposes of the Intended Redemption as having been paid to the Person in respect of which such deduction or withholding was made.

9.	This letter shall be governed by and construed in accordance with the laws of Ireland, with any disputes being subject to the exclusive jurisdiction of the courts of Ireland.

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APPENDIX 1

Definitions

Term	Meaning
Base Proceeds

(i) in the case of Qualified Shareholders, the number of SpinCo Shares equal to the number of 2025 Preferred Shares held of record or beneficially, as applicable, by the relevant Qualified Shareholder as of the Record Date and certified on the Certification Form multiplied by the Per Share Stock Amount, rounded down to the nearest whole number; and

(ii) in the case of Non-Qualified Shareholders, a cash amount equal to the number of 2025 Preferred Shares held of record or beneficially, as applicable, by the relevant Non-Qualified Shareholder as of the Record Date and certified on the Certification Form multiplied by the Per Share Cash Amount

Certification Form	the certification form to be made available by the Redemption Agent (as may be amended from time to time), that requires each Record Holder (and/or Street Name Holder, where applicable) to certify, among other things, whether such Person is a Qualified Shareholder or a Non-Qualified Shareholder as of the Record Date (provided that any such certification may be executed in paper or by electronic format (as may be determined by the Company), including through a website, by PDF and/or using electronic signatures)
Certification Procedures

(a) the return by a Qualified Shareholder or a Non-Qualified Shareholder (and by a Record Holder that is a bank, broker or similar organization in the case of sub-paragraph (ii)), and the receipt thereof by the Company, of:

(i) a Certification Form, duly, truthfully and accurately completed and validly executed in accordance with the instructions thereto (provided that any such certification may be executed in paper or by electronic format (as may be determined by the Company), including through a website, by PDF and/or using electronic signatures),

(ii) a validly executed appropriate IRS Form W-8 or IRS Form W-9, as applicable, and any other documentation and attachments as may be required to establish that any payment made to such Qualified Shareholder or Non-Qualified Shareholder (and any Record Holder that is a bank, broker or similar organization receiving such payment for the benefit of such Qualified Shareholder or Non-Qualified Shareholder, if applicable) is not subject to U.S. backup withholding tax, and

(iii) such other documents or confirmations as may be reasonably required by the Redemption Agent or the Company to facilitate the allotment or payment of the Redemption Consideration, in each case, prior to the Expiry Date;

(b) the procedures of the Redemption Agent as approved by the Company from time to time relating to the verification of the satisfaction of the requirements described in sub-paragraph (a) and the authenticity or veracity of a Certification Form or its contents; and

(c) such other procedures as may be approved by the Company from time to time for the purposes of facilitating or securing compliance with applicable Law in connection with the Intended Redemption

Company Register of Members	the relevant statutory register of members of the Company under applicable Laws, denoting the registered shareholders of the Company
Company Shares	the Ordinary Shares and the 2025 Preferred Shares, together
Escrow Account	the escrow account established by the Company with the Redemption Agent to receive any SpinCo Shares that have not been allocated to Qualified Shareholders at the Effective Time and any such replacement account as may be approved by the Company for such purposes from time to time
Escrow Period	the period of time beginning immediately after the Effective Time and ending on the Expiry Date
Excess Proceeds

(i) in the case of Qualified Shareholders, the number of SpinCo Shares equal to the number of 2025 Preferred Shares held of record or beneficially, as applicable, by the relevant Qualified Shareholder as of the Record Date and certified on the Certification Form multiplied by the Per Share Excess Stock Amount, rounded down to the nearest whole number; and

(ii) in the case of Non-Qualified Shareholders, a cash amount equal to the number of 2025 Preferred Shares held of record or beneficially, as applicable, by the relevant Non-Qualified Shareholder as of the Record Date and certified on the Certification Form multiplied by the Per Share Excess Cash Amount

Excess SpinCo Shares	the SpinCo Shares not allocated to Qualified Shareholders prior to the Expiry Date, being the SpinCo Shares that (a) would otherwise have been allocated to Non-Qualified Shareholders had they been Qualified Shareholders; or (b) would otherwise have been allocated to other Record Holders that have not satisfied the applicable Certification Procedures as Qualified Shareholders prior to the Expiry Date
Governmental Authority	any nation or government, any state, municipality or other political subdivision thereof, and any entity, body, agency, commission, department, board, bureau, court, tribunal or other instrumentality, whether federal, state, local, domestic, foreign or multinational, exercising executive, legislative, judicial, regulatory, administrative or other similar functions of, or pertaining to, a government and any executive official thereof
Information Statement	the information statement (including a copy of the Certification Form and this Notice of Intention to Redeem) to be made available to the holders of the Ordinary Shares and 2025 Preferred Shares in connection with the Intended Redemption, which will be filed with the SEC as an exhibit to a Current Report on Form 8-K of the Company, as such information statement may be amended or supplemented from time to time prior to the Effective Time

Law	any national, supranational, federal, state, provincial, local or similar law (including common law), statute, code, order, ordinance, rule, regulation, treaty (including any income tax treaty), license, Permit, decree, injunction, binding judicial or administrative interpretation or other requirement, in each case, enacted, promulgated, issued or entered by a Governmental Authority
Non-Qualified Shareholder	a Record Holder or Street Name Holder as of the Record Date that has complied with the Certification Procedures and that has returned a Certification Form, duly, truthfully and accurately completed and validly executed in accordance with the instructions thereto, certifying (among other things) that such Record Holder or Street Name Holder (as the case may be) is not a Qualified Shareholder
Ordinary Shares	the ordinary shares, nominal value $0.01 per share, of the Company
Per Share Cash Amount	an amount in cash that the board of directors of the Company determines is equal to the value of the Per Share Stock Amount as of the Redemption Date, being the SpinCo Value divided by the total number of 2025 Preferred Shares at the Record Date
Per Share Excess Cash Amount	an amount in cash that the board of directors of the Company determines is equal to the value of the Per Share Excess Stock Amount as of the Redemption Date, being (a) (i) the SpinCo Value divided by (ii) the total number of 2025 Preferred Shares on the Record Date held by Qualified Shareholders that have satisfied the applicable Certification Procedures prior to the Expiry Date less (b) the Per Share Cash Amount
Per Share Excess Stock Amount

the number (“A”) of shares of SpinCo Shares derived from the following formula:

A = B/C

where:

“B” is the total number of Excess SpinCo Shares;

“C” is the total number of 2025 Preferred Shares on the Record Date held by Qualified Shareholders that have satisfied the applicable Certification Procedures prior to the Expiry Date

Per Share Stock Amount	0.0000219471513 shares of a SpinCo Share
Permit	permits, approvals, authorizations, consents, licenses or certificates issued by any Governmental Authority
Person	an individual, a general or limited partnership, a corporation, a trust, a joint venture, an unincorporated organization, a limited liability entity, any other entity and any Governmental Authority

Qualified Shareholder	a Record Holder or Street Name Holder as of the Record Date that has complied with the Certification Procedures and that has returned a Certification Form, duly, truthfully and accurately completed and validly executed in accordance with the instructions thereto, certifying (among other things) that such Record Holder or Street Name Holder (as the case may be) is a qualified institutional buyer as defined in Rule 144A under the Securities Act (a “Qualified Institutional Buyer”), an institutional accredited investor (an “accredited investor” as defined in clauses (1), (2), (3), (7), (8), (9), (12) and (13) of Rule 501(a) under the Securities Act) or director or officer of the Company or SpinCo as of the Intended Redemption who is also an accredited investor (as defined in Rule 501(a) under the Securities Act)
Record Holders	holders of record of 2025 Preferred Shares as of the Record Date, as reflected in the Company Register of Members
Redemption Agent	Computershare Trust Company, N.A., or such other trust company or bank duly appointed by the Company to act as distribution agent, transfer agent and/or registrar for the SpinCo Shares in connection with the Intended Redemption
Representatives	with respect to any Person, any of such Person’s directors, officers, employees, agents, consultants, advisors, accountants, attorneys or other representatives
Securities Act	Securities Act of 1933, as amended
SpinCo	Par Health, Inc., a Delaware corporation
SpinCo Shares	the shares of common stock, par value $0.01 per share, of SpinCo
SpinCo Value	the value ascribed by the board of directors of the Company to SpinCo prior to the Effective Time for the purposes of determining the Per Share Cash Amount and the Per Share Excess Cash Amount (if any) to which Non-Qualified Shareholders are entitled pursuant to the Intended Redemption
Street Name Holder	a Person identified by a Record Holder (which Record Holder is a broker, bank or similar organization) as the beneficial holder of 2025 Preferred Shares held by such Record Holder in such capacity on the Record Date
Valuation Advice	any third-party valuation analysis that may be received with respect to SpinCo

Yours faithfully

/s/ Mark Tyndall
Signed by: Mark Tyndall
For and on behalf of
Mallinckrodt plc